DISCONTINUED OPERATIONS	12 Months Ended
Jun. 30, 2014
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

NOTE 2. DISCONTINUED OPERATIONS

On September 22, 2014, Clorox Venezuela announced that it was discontinuing its operations, effective immediately, and seeking to sell its assets. Since fiscal year 2012, Clorox Venezuela was required to sell more than two thirds of its products at prices frozen by the Venezuelan government. During this same period, Clorox Venezuela experienced successive years of hyperinflation resulting in significant sustained increases in its input costs, including packaging, raw materials, transportation and wages. As a result, Clorox Venezuela had been selling its products at a loss, resulting in ongoing operating losses. Clorox Venezuela repeatedly met with government authorities in an effort to help them understand the rapidly declining state of the business, including the need for immediate, significant and ongoing price increases and other critical remedial actions to address these adverse impacts. Based on the Venezuelan government's representations, Clorox Venezuela had expected significant price increases would be forthcoming much earlier; however, the price increases subsequently approved were insufficient and would have caused Clorox Venezuela to continue operating at a significant loss into the foreseeable future. As such, Clorox Venezuela was no longer financially viable and was forced to discontinue its operations.

On September 26, 2014, the Company reported that Venezuelan Vice President Jorge Arreaza announced, with endorsement by President Nicolás Maduro, that the Venezuelan government had occupied the Santa Lucía and Guacara production facilities of Clorox Venezuela. On November 6, 2014 the Company reported that the Venezuelan government had published a resolution granting a government-sponsored Special Administrative Board full authority to restart and operate the business of Clorox Venezuela, thereby reaffirming the government's expropriation of Clorox Venezuela's assets. Further, President Nicolás Maduro announced the government's intention to facilitate the resumed production of bleach and other cleaning products at Clorox Venezuela plants. He also announced his approval of a financial credit to invest in raw materials and production at the plants. These actions by the Venezuelan government were taken without the consent or involvement of Clorox Venezuela, its parent Clorox Spain S.L. (Clorox Spain) or any of their affiliates. Clorox Venezuela, Clorox Spain and their affiliates reserved their rights under all applicable laws and treaties.

The following table provides summary net sales results for Clorox Venezuela and a breakdown of losses from discontinued operations for the years ended June 30:

	2014	2013	2012
Net sales for Clorox Venezuela	$77	$90	$89

Operating (losses) earnings from Clorox Venezuela before income taxes	(23)	1	13
Income tax benefit (expense) attributable to Clorox Venezuela	6	-	(5)
Operating (losses) earnings from Clorox Venezuela, net of tax	(17)	1	8
Losses from other discontinued operations, net of tax	(4)	(2)	(2)
(Losses) earnings from discontinued operations, net of tax	$(21)	$(1)	$6

Financial Reporting: Hyperinflation and the Selection of Exchange Rates

Due to a sustained inflationary environment, the financial statements of Clorox Venezuela are consolidated under the rules governing the preparation of financial statements in a highly inflationary economy. As such, Clorox Venezuela's non-U.S. dollar (non-USD) monetary assets and liabilities are remeasured into U.S. dollars (USD) each reporting period with the resulting gains and losses now reflected in discontinued operations.

On February 8, 2013, the Venezuelan government announced a devaluation of its currency exchange commission (CADIVI) rate from 4.3 to 6.3 bolivares fuertes (VEF) per USD and the elimination of the alternative currency exchange system, SITME. Prior to February 8, 2013, the Company had been utilizing the rate at which it had been obtaining USD through SITME to remeasure its Venezuelan financial statements, which was 5.7 VEF per USD at the announcement date. In response to these developments, the Company began utilizing the CADIVI rate of 6.3VEF per USD to translate the financial statements of the Venezuela business.

In March 2013, the Venezuelan government announced the creation of a new alternative currency exchange system, a government-controlled auction process referred to as SICAD I, whereby companies meeting certain qualifications may periodically bid to acquire USD. In January 2014, the Venezuelan government announced further changes to the regulations governing the currency exchange systems. Among the changes was the creation of a new government agency, CENCOEX, to administer the currency exchange mechanism previously administered by CADIVI.

In February 2014, the Venezuelan government established another currency exchange mechanism, SICAD II, that provides an additional method to exchange VEF at exchange rates significantly higher than the CENCOEX and SICAD I rates. As of June 30, 2014, the posted rate of the SICAD II exchange system was 50.0 VEF per USD. Based on an analysis of the published exchange regulations and an assessment of currency requirements applicable to the Venezuela business, the Company concluded that the SICAD I rate was the most appropriate rate for it to use for financial reporting purposes. The Company began using the SICAD I rate to record the results of business operations and remeasure the gain or loss on non-USD monetary assets and liabilities in Venezuela beginning on March 1, 2014. As a result, the Company recorded a non-tax deductible remeasurement loss of $10 for the year ended June 30, 2014, reflecting the effective devaluation from the CENCOEX rate of 6.3 to the June 30, 2014 posted SICAD I rate of 10.6.

As of June 30, 2014, using the SICAD I rate of 10.6, the Venezuela business had total assets of $68 including cash and cash equivalents of $5, a long-term value added tax (VAT) receivable from the Venezuelan government of $9, inventories of $11, net property, plant and equipment of $16, and intangible assets excluding goodwill of $6. Goodwill for Venezuela is aggregated and assessed for impairment at the Latin America reporting unit level, which is a component of the Company's International segment. Based on the results of the annual impairment test performed in the fourth quarter of fiscal year 2014, the fair value of the Latin America reporting unit exceeded its recorded value by more than 40%.